PROPERTY AND EQUIPMENT, NET (Details) - USD ($)	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Cost
Furniture, fixtures and equipment	$ 61,414	$ 54,429	$ 71,691
Leasehold improvements	140,970	139,686	139,672
Computer trading and clearing system	1,624,441	1,125,316	629,435
Sub-total	1,826,825	1,319,431	840,798
Less: accumulated depreciation	(522,805)	(281,673)	(63,878)
Property and equipment, net	$ 1,304,020	$ 1,037,758	$ 776,920